Exhibit 10.1

$375,000.00                                                Springfield, Missouri
                                                                 May _____, 2001

                                 PROMISSORY NOTE


         FOR VALUE RECEIVED, the undersigned, Decorate, Inc., a Missouri corporation (hereinafter "Borrower") hereby promises to pay to the order Jon T. Baker (hereinafter "Creditor"), the principal sum of Three Hundred Seventy-Five Thousand Dollars ($375,000.00), with interest thereon from the date hereof at the rate per annum 1% in excess of the prime rate as quoted in The Wall Street Journal (the "Prime Rate"), said rate to change as and when said Prime Rate changes, on the ______ day of May, 2002.

         All payments received with respect to this Note shall first be applied to interest accrued on the principal balance, and the remainder shall be applied to principal.

         Borrower hereby waives presentment, demand for payment, notice of dishonor, and all other notices and demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

         In the event of default, Borrower agrees to pay all costs of collection, including a reasonable attorney fee, if this Note is placed in the hands of an attorney for collection or if suit is filed thereon.

         Borrower shall have the privilege of making cash payments in addition to those called for in this Note at any time without penalty.

         Payments   on  this   Note   shall   be  paid   to  the   Creditor   at
_____________________, or such other address as he or any other holder of this Note may direct in writing.

         Pursuant to RSMo.ss. 432.045, the Creditor hereby gives the following notice to the Borrower:

                  "Oral agreements or commitments to loan money, extend credit or to forebear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it."

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         IN WITNESS WHEREOF, the Borrower, by its duly authorized officers,  has executed this Note as of the _______ day of May, 2001.



                                                 DECORATE, INC.


                                                 By:
                                                     --------------------------


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